New Accounting Policies:	12 Months Ended
Dec. 31, 2014
New Accounting Policies: [Abstract]
New Accounting Policies:

Note 2.      New Accounting Policies:

Adopted in the year

In June 2014, the FASB issued Accounting Standards Update 2014-10 which eliminates the concept of a development stage entity from US GAAP and consequently removes all incremental financial reporting obligations which were previously required for development stage enterprises under ASC 915. The Company early adopted the amendments in this update effective with the reporting period ended June 30, 2014 and as a result no longer reports inception-to-date information and certain other disclosures.

In April 2014, the FASB issued Accounting Standards update 2014-08 which changes the criteria for reporting discontinued operations and adds new disclosure requirements for discontinued operations and individually significant components of an entity that are disposed of or classified as held for sale but do not meet the definition of a discontinued operation. The updated guidance requires an entity to only classify dispositions as discontinued operations due to a major strategic shift or a major effect on an entity's operations in the financial statements. This update is effective for the Company commencing with the reporting period beginning January 1, 2015. Adoption of these requirements is not expected to have a significant impact on the Company's financial statements.

Recently issued accounting pronouncements

In August 2014, the FASB issued Accounting Standards update 2014-15 which provides guidance in GAAP about management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern and to provide related footnote disclosures. This update is effective for the Company commencing with the annual period ending after December 15, 2016. The Company is still in the process of evaluating the impact of this standard.